UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

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:
SECURITIES AND EXCHANGE COMMISSION,	:
:
Plaintiff,	:
:
	:	08 Civ. No. ___(___)
v.	:
:
W. P. CAREY & CO. LLC, CAREY FINANCIAL, LLC,	:
JOHN J. PARK, AND CLAUDE FERNANDEZ,	:
:
Defendants.	:
:
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CONSENT OF DEFENDANTS W. P. CAREY & CO. LLC AND
CAREY FINANCIAL, LLC
     1. Defendants W. P. Carey & Co. LLC (“WPC”) and Carey Financial, LLC (“CF”) (collectively, “Defendants”) waive service of a summons and the complaint in this action, enter a general appearance, and admit the Court’s jurisdiction over Defendants and over the subject matter of this action.
     2. Without admitting or denying the allegations of the complaint (except as to personal and subject matter jurisdiction, which Defendants admit), Defendants hereby consent to the entry of the final Judgment in the form attached hereto (the “Final Judgment”) and incorporated by reference herein, which, among other things:
(a)	permanently restrains and enjoins Defendant WPC from violations of Sections 5(a) and 17(a) of the Securities Act of 1933 (“Securities Act”) [15 U.S.C. §§ 77e(a) and 77q(a)] and Sections 10(b), 13(a), 13(b)(2)(A) and l4(a) of the Securities Exchange Act

of 1934 (“Exchange Act”) [15 U.S.C. §§ 78j(b), 78m(a), 78m(b)(2)(A), and 78n(a)] and Rules 10b-5, 12b-20, 13a-1, 13a-13, and 14a-9 promulgated thereunder [17 C.F.R. §§ 240.10b-5, 240.12b-20, 240.13a-1, 240.13a-13, and 240.14a-9];
(b)	permanently restrains and enjoins Defendant CF from violations of Section 5(a) of the Securities Act [15 U.S.C. § 77e(a)];

(c)	orders Defendant WPC to pay disgorgement in the amount of $16,085,366.03, plus prejudgment interest thereon in the amount of $3,893,246.34, for a total of $19,978,612.37 (“Disgorgement Funds”); and

(d)	orders Defendant WPC to pay a civil penalty in the amount of $10,000,000.00 under Section 21(d)(3) of the Exchange Act [15 U.S.C. § 78u(d)(3)] and Section 20(d) of the Securities Act [15 U.S.C. § 77t(d)].
     3. Defendant WPC and its subsidiaries relinquish all legal and equitable right, title, and interest in the Disgorgement Funds, and no part of the funds shall be returned to Defendant WPC and its subsidiaries. WPC and its subsidiaries shall forgo and waive any right to receive any fees they might otherwise be entitled to receive directly or indirectly from Corporate Property Associates 14 (“CPA:14”) Incorporated or Corporate Property Associates 15 Incorporated (“CPA:15”), or their successors or assigns, arising from CPA:14’s and CPA:15’s receipt, use or investment of the Disgorgement Funds.

     4. Defendant WPC acknowledges that the civil penalty paid pursuant to the Final Judgment may be distributed pursuant to the Fair Fund provisions of Section 308(a) of the Sarbanes-Oxley Act of 2002. Regardless of whether any such Fair Fund distribution is made, the civil penalty shall be treated by WPC and any of its subsidiaries as a penalty paid to the government for all purposes, including all tax purposes of WPC and its subsidiaries. To preserve the deterrent effect of the civil penalty, Defendant WPC agrees that it shall not, after offset or reduction of any award of compensatory damages in any Related Investor Action based on Defendant WPC’s payment of disgorgement in this action, argue that it is entitled to, nor shall it further benefit by, offset or reduction of such compensatory damages award by the amount of any part of Defendant WPC’s payment of a civil penalty in this action (“Penalty Offset”). If the court in any Related Investor Action grants such a Penalty Offset, Defendant WPC agrees that it shall, within 30 days after entry of a final order granting the Penalty Offset, notify the Commission’s counsel in this action and pay the amount of the Penalty Offset to the United States Treasury or to a Fair Fund, as the Commission directs. Such a payment shall not be deemed an additional civil penalty and shall not be deemed to change the amount of the civil penalty imposed in this action. For purposes of this paragraph, a “Related Investor Action” means a private damages action brought against Defendant WPC by or on behalf of one or more investors based on substantially the same facts as alleged in the Complaint in this action,
     5. Defendant WPC agrees that it shall not seek or accept, directly or indirectly, reimbursement or indemnification from any source, including but not limited to payment made pursuant to any insurance policy, with regard to any civil penalty amounts that Defendant WPC pays pursuant to the Final Judgment, regardless of whether such penalty amounts or any part thereof are added to a distribution fund or otherwise used for the benefit of investors. Defendant WPC further agrees that it and its subsidiaries shall not claim, assert, or apply for a tax deduction or tax credit with regard to any federal, state, or local tax for any penalty amounts that Defendant WPC pays pursuant to the Final Judgment, regardless of whether such penalty amounts or any part thereof are added to a distribution fund or otherwise used for the benefit of investors.
     6. Defendants WPC and CF waive the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.
     7. Defendants WPC and CF waive the right, if any, to a jury trial and to appeal from the entry of the Final Judgment.
     8. Defendants WPC and CF enter into this Consent voluntarily and represent that no threats, offers, promises, or inducements of any kind have been made by the Commission or any member, officer, employee, agent, or representative of the Commission to induce Defendants WPC and CF to enter into this Consent.
     9. Defendants WPC and CF agree that this Consent shall be incorporated into the Final Judgment with the same force and effect as if fully set forth therein.
     10. Defendants WPC and CF will not oppose the enforcement of the Final Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waive any objection based thereon.

     11. Defendants WPC and CF waive service of the Final Judgment and agree that entry of the Final Judgment by the Court and filing with the Clerk of the Court will constitute notice to Defendants WPC and CF of its terms and conditions. Defendants WPC and CF further agree to provide counsel for the Commission, within thirty days after the Final Judgment is filed with the Clerk of the Court, with an affidavit or declaration stating that Defendants WPC and CF have received and read a copy of the Final Judgment.
     12. Consistent with 17 C.F.R. § 202.5(f), this Consent resolves only the claims asserted against Defendants WPC and CF in this civil proceeding. Defendants WPC and CF acknowledge that no promise or representation has been made by the Commission or any member, officer, employee, agent, or representative of the Commission with regard to any criminal liability that may have arisen or may arise from the facts underlying this action or immunity from any such criminal liability. Defendants WPC and CF waive any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein. Defendants WPC and CF further acknowledge that the Court’s entry of a permanent injunction may have collateral consequences under federal or state law and the rules and regulations of self-regulatory organizations, licensing boards, and other regulatory organizations. Such collateral consequences include, but are not limited to, a statutory disqualification with respect to membership or participation in, or association with a member of, a self-regulatory organization. This statutory disqualification has consequences that are separate from any sanction imposed in an administrative proceeding. In addition, in any disciplinary proceeding before the Commission based on the entry of the injunction in this action, Defendants WPC and CF understand that they shall not be permitted to contest the factual allegations of the complaint in this action.
     13. Defendants WPC and CF understand and agree to comply with the Commission’s policy “not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegation in the complaint or order for proceedings.” 17 C.F.R. § 202.5. In compliance with this policy, Defendants WPC and CF agree: (i) not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any allegation in the complaint or creating the impression that the complaint is without factual basis; and (ii) that upon the filing of this Consent, Defendants WPC and CF hereby withdraw any papers filed in this action to the extent that they deny any allegation in the complaint. If Defendants WPC and CF breach this agreement, the Commission may petition the Court to vacate the Final Judgment and restore this action to its active docket. Nothing in this paragraph affects Defendants WPC’s and CF’s: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.
     14. Defendants WPC and CF hereby waive any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996, or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney’s fees or other fees, expenses, or costs expended by Defendants to defend against this action. For these purposes, Defendants WPC and CF agree that Defendants are not the prevailing parties in this action since the parties have reached a good faith settlement.
     15. In connection with this action and any related judicial or administrative proceeding or investigation commenced by the Commission or to which the Commission is a party, Defendants WPC and CF (i) agree to appear and be interviewed by Commission staff at such times and places as the staff requests upon reasonable notice; (ii) will accept service by mail or facsimile transmission of notices or subpoenas issued by the Commission for documents or testimony at depositions, hearings, or trials, or in connection with any related investigation by Commission staff; (iii) appoint Defendants’ undersigned attorney as agent to receive service of such notices and subpoenas; (iv) with respect to such notices and subpoenas, waive the territorial limits on service contained in Rule 45 of the Federal Rules of Civil Procedure and any applicable local rules, provided that the party requesting the testimony reimburses Defendants’ travel, lodging, and subsistence expenses at the then-prevailing U.S. Government per diem rates; and (v) consent to personal jurisdiction over Defendants in any United States District Court for purposes of enforcing any such subpoena.
     16. Defendants WPC and CF agree that the Commission may present the Final Judgment to the Court for signature and entry without further notice.

     17. Defendants WPC and CF agree that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Final Judgment.

Dated: March 4, 2008	W. P. Carey & Co. LLC
	By:	/s/ Gordon F. DuGan
Gordon F. DuGan
Chief Executive Officer and Director W. P. Carey & Co. LLC 50 Rockefeller Plaza New York, NY 10020

     On March 4, 2008, Gordon F. DuGan, a person known to me, personally appeared before me and acknowledged executing the foregoing Consent with full authority to do so on behalf of W.P. Carey & Co. LLC as its Chief Executive Officer and Director.

/s/ Hsin Cha Hsu
Notary Public Commission expires: August 25, 2011

Dated: March 4, 2008	Carey Financial, LLC
	By:	/s/ Harald Paumgarten
Harald Paumgarten
Chairman of the Board of Managers Carey Financial, LLC 50 Rockefeller Plaza New York, NY 10020

     On March 4, 2008, Harald Paumgarten, a person known to me, personally appeared before me and acknowledged executing the foregoing Consent with full authority to do so on behalf of Carey Financial, LLC as its Chairman of the Board of Managers.

/s/ Hsin Cha Hsu
Notary Public Commission expires: August 25, 2011
Approved as to form:

/s/ James H.R. Windels, Esq.
James H.R. Windels, Esq. Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
Attorney for Defendants

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

SECURITIES AND EXCHANGE COMMISSION,

Plaintiff,

v.	08 Civ. No. ( )

W. P. CAREY & CO. LLC, CAREY FINANCIAL LLC,
JOHN J. PARK, AND CLAUDE FERNANDEZ,

Defendants.

FINAL JUDGMENT AS TO DEFENDANTS W.P. CAREY & CO. LLC AND
CAREY FINANCIAL LLC
     The Securities and Exchange Commission having filed a Complaint and Defendants W.P. Carey & Co. LLC (“WPC”) and Carey Financial LLC (“CF”) (collectively, “Defendants”) having entered general appearances; consented to the Court’s jurisdiction over Defendants and the subject matter of this action; consented to entry of this Final Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment:
I.
     IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Defendant WPC and Defendant WPC’s agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) [15 U.S.C. § 78j(b)] and Rule 10b-5 promulgated thereunder [17 C.F.R. § 240.10b-5], by using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale of any security:
(a)	to employ any device, scheme, or artifice to defraud;

(b)	to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or

(c)	to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.
II.
     IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant WPC and Defendant WPC’s agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 17(a) of the Securities Act of 1933 (the “Securities Act”) [15 U.S.C. § 77q(a)] in the offer or sale of any security by the use of any means or instruments of transportation or communication in interstate commerce or by use of the mails, directly or indirectly:
(a)	to employ any device, scheme, or artifice to defraud;

(b)	to obtain money or property by means of any untrue statement of a material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or

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(c)	to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.
III.
     IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED .that Defendant WPC and Defendant WPC’s agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from, directly or indirectly:
(a)	failing to file with the Commission any report or document required to be filed with the Commission pursuant to Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and the rules and regulations promulgated thereunder; or

(b)	filing with the Commission a report required to be filed with the Commission pursuant to Section 13(a) of the Exchange Act
[15 U.S.C. § 78m(a)] and the rules and regulations promulgated thereunder, that (1) contains an untrue statement of material fact; (2) fails to include, in addition to the information required to be stated in such report, such further material information as may be necessary to make the required statements, in light of the circumstances under which they are made, not misleading, as prescribed by Commission Rule 12b-20 [17 C.F.R. § 240.12b-20]; or (3) otherwise fails to disclose any information required to be disclosed therein, in violation of Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] or Rules 12b-20, 13a-l or 13a-13 thereunder [17 C.F.R. §§ 240.12b-20, 240.13a-l, or 240.13a-13].

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IV.
     IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant WPC and Defendant WPC’s agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from, directly or indirectly, failing to make or keep books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets in violation of Section 13(b)(2)(A) of the Exchange Act [15 U.S.C. § 78m(b)(2)(A)].
V.
     IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant WPC and Defendant WPC’s agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 14(a) of the Exchange Act
[15 U.S.C. § 78n(a)] and Rule 14a-9 [17 C.F.R. § 240.14a-9] promulgated thereunder, by using the mails or any means or instrumentality of interstate commerce or of any facility of a national securities exchange or otherwise, to solicit or to permit the use of its name to solicit any proxy or consent or authorization in respect of any security (other than an exempted security) registered pursuant to Section 12 of the Exchange Act [15 U.S.C. § 781], in contravention of Exchange Act Rule 14a-9 [17 C.F.R. § 240.14a-9].
VI.
     IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendants WPC and CF and Defendants’ agents, servants, employees, attorneys, and all persons in active

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concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 5(a) of the Securities Act [15 U.S.C. § 77e(a)] by, directly or indirectly, in the absence of any applicable exemption:
(a)	Unless a registration statement is in effect as to a security, making use of any means or instruments of transportation or communication in interstate commerce or of the mails to sell such security through the use or medium of any prospectus or otherwise; or

(b)	Unless a registration statement is in effect as to a security, carrying or causing to be carried through the mails or in interstate commerce, by any means or instruments of transportation, any such security for the purpose of sale or for delivery after sale.
VII.
     IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant WPC is liable for disgorgement of $16,085,366.03, representing profits gained as a result of the conduct alleged in the Complaint, together with prejudgment interest thereon in the amount of $3,893,246.34, for a total of $19,978,612.37 (“Disgorgement Funds”). Defendant WPC shall satisfy this obligation by making payments to the affected entities as follows: $8,429,320.02 in disgorgement, together with prejudgment interest thereon in the amount of $2,438,639.21, for a total of $10,867,959.23 to Corporate Property Associates 14 Incorporated (“CPA:14”), 50 Rockefeller Plaza, New York, NY 10020, and $7,656,046.01 in disgorgement, together with prejudgment interest thereon in the amount of $ 1,454,607.13, for a total of $9,110,653.14 to

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Corporate Property Associates 15 Incorporated (“CPA:15”), 50 Rockefeller Plaza, New York, NY 10020, by certified check, bank cashier’s check, or United States postal money order within ten (10) business days of this Final Judgment. Defendant WPC shall transmit to this Court adequate documentation that such payments have been delivered, received, and accepted, together with a cover letter identifying WPC as a defendant in this action; setting forth the title and civil action number of this action and the name of this Court; and specifying that payment was made pursuant to this Final Judgment. Adequate documentation includes photocopies of the checks or money orders with statements signed under penalty of perjury by authorized representatives of CPA:14 and CPA:15 verifying the amounts paid or photocopies of the cancelled checks or money orders. Defendant WPC shall simultaneously transmit photocopies of such documentation and letter to David Markowitz, Assistant Regional Director, United States Securities and Exchange Commission, 3 World Financial Center, Room 437, New York, New York 10281. By making these payments, Defendant WPC and its subsidiaries relinquish all legal and equitable right, title, and interest in such Disgorgement Funds, and no part of the funds shall be returned to Defendant WPC and its subsidiaries. WPC and its subsidiaries shall forgo and waive any right to receive any fees they might otherwise be entitled to receive directly or indirectly from CPA: 14 or CPA:15, or their successors or assigns, arising from CPA:14’s and CPA:15’s receipt, use or investment of the Disgorgement Funds. Defendant WPC shall pay post-judgment interest on any delinquent amounts pursuant to 28 U.S.C. § 1961.
VIII.
     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant WPC shall pay a civil penalty in the amount of $10,000,000.00 pursuant to Section 21(d)(3) of the Exchange

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Act [15 U.S.C. § 78u(d)(3)] and Section 20(d) of the Securities Act [15 U.S.C. § 77t(d)]. Defendant WPC shall satisfy this obligation by paying $10,000,000.00 within ten (10) business days by certified check, bank cashier’s check, or United States postal money order payable to the Securities and Exchange Commission. The payment shall be delivered or mailed to the Office of Financial Management, Securities and Exchange Commission, Operations Center, 6432 General Green Way, Mail Stop 0-3, Alexandria, Virginia 22312, and shall be accompanied by a letter identifying WPC as a defendant in this action; setting forth the title and civil action number of this action and the name of this Court; and specifying that payment is made pursuant to this Final Judgment. Defendant WPC shall simultaneously transmit photocopies of such payment and letter to David Markowitz, Assistant Regional Director, United States Securities and Exchange Commission, 3 World Financial Center, Room 437, New York, New York 10281. By making this payment, Defendant WPC relinquishes all legal and equitable right, title, and interest in such funds, and no part of the funds shall be returned to Defendant WPC and its subsidiaries. Defendant WPC shall pay post-judgment interest on any delinquent amounts pursuant to 28 U.S.C. § 1961. The Commission shall remit the funds paid pursuant to this paragraph to the United States Treasury.
IX.
     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the Consent is incorporated herein with the same force and effect as if fully set forth herein, and that Defendants WPC and CF shall comply with all of the undertakings and agreements set forth therein.

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X.
     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms of this Final Judgment.
XI.
     There being no just reason for delay, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, the Clerk is ordered to enter this Final Judgment forthwith and without further notice.
Dated:                    ,

UNITED STATES DISTRICT JUDGE

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